			Bancroft Convertible Fund, Inc.

						  (LOGO)


					  1999 Annual Report
					  October 31, 1999

Bancroft Convertible Fund, Inc. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capi-tal appreciation--which objectives the Company considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

                                HIGHLIGHTS

Performance thru 10/31/99 (with dividends reinvested)

                                   10Months  1 Year  5 Year   10 Year
                                   --------  ------  -------  -------
Bancroft market value.............   0.39%   (3.73)% 102.23%  241.22%
Bancroft net asset value *........   7.19    16.91   106.31   228.87
Closed-end convertible fund average 10.57    15.37    81.72   209.56
S&P 500 +.......................... 12.03    25.66   217.63   414.43
Russell 2000 +.....................  2.76    14.94    68.08#  155.95#

Performance data represent past results and do not reflect future performance.

* From Lipper, Inc. Closed-End Fund Performance Analysis.
+ From Bloomberg L.P. pricing service.
# Simple appreciation of index.
------------------------------------------------------------------------------

Quarterly History of NAV and Market Price

             Net Asset Values       Market Prices (AMEX, symbol BCV)
Qtr Ended  High     Low    Close     High     Low    Close
--------- ------  ------  ------    ------   -----   -----
Dec 1998  $11.39  $10.04  $11.11    $10.63   $8.88   $9.63
Mar 1999   11.50   10.99   11.44     10.00    9.38    9.75
Jun 1999   11.84   11.15   11.69      9.94    9.19    9.63
Sep 1999   12.18   11.18   11.23     10.00    9.06    9.38

------------------------------------------------------------------------------

Dividend Distributions (12 Months)

 Record     Payment              Capital             *Corporate
  Date       Date      Income     Gains     Total     Deduction
--------   --------    ------    -------    ------   ----------
 12/1/98   12/30/98    $0.183    $2.942     $3.125       45%
 3/16/99    3/30/99     0.200      ---       0.200       35
 6/15/99    6/29/99     0.200      ---       0.200       35
 9/15/99    9/29/99     0.200      ---       0.200       35
                       ------    ------     ------
                       $0.783    $2.942     $3.725

* Percentage of each ordinary income distribution qualifying for the dividend received tax deduction by corporate shareholders.

TO OUR SHAREHOLDERS

We are at the end of the year, the decade and the century. It is a good time to reflect on the more important events and trends carrying us forward. The past century saw the continuing decline of authoritarianism and centralized control. It has seen the beginning of the ascendancy of the individual.

The Information Age's maturation combined with the largest demographic segment of our population moving into their most productive years has tremendously aided productivity. Some of this productivity increase has occurred in the home and in the underground economy, hence the Bureau of Labor Statistics does not measure it.

This productivity growth, along with the explosion in investments by pension money (through 401Ks, IRAs and others), combined further with the end of the Cold War and the widening of trade with the rest of the world, has made the stellar stock market returns possible. While it is likely that a serious bear market will happen at some time in the future, the above are good solid reasons why the stock market is behaving as it is. There are fireworks in the NASDAQ, but boring low-growth stocks are falling as shown by returns in the other averages. This divergence has created a huge disparity in valuation.

The market is not out of control because there are many investment opportunities that have been providing above average returns. But we must ask: are these stocks getting ahead of themselves and discounting growth that they cannot achieve? The signs are visible of a frothy top, but the money flowing into the market is quite substantial and the growth of companies like America Online and Amazon.com has not disappointed, so far.

In its December 1999 edition of the Principia Pro for Closed-End Funds, Morningstar* continued to rate Bancroft at four stars (above average). Shareholders who wish a copy of the Standard & Poor's December 4th stock report on Bancroft, or a copy of the Morningstar October 1999 report, should contact us.

At the November meeting the Board of Directors declared a dividend totaling $3.08 consisting of 18.3 cents per share from undistributed net investment income, 61.3 cents per share of short-term capital gain on investments and $2.284 per share of long-term capital gain on investments realized in fiscal year 1999. This dividend is payable on December 28, 1999 to shareholders of record November 24, 1999.

The 2000 Annual Meeting of Shareholders will be held in our offices in Morristown, NJ on February 16, 2000. Particulars will be included in the proxy statement. All shareholders are welcome to attend and we hope to see you there. May the New Year bring you continued peace and prosperity.

/s/ Thomas H. Dinsmore
Chairman of the Board

December 14, 1999

* Morningstar is a mutual fund analysis and statistical reporting service that reports on and rates most mutual funds.

See Important Factors Regarding Forward-Looking Statements on page 14 of this report.

LARGEST INVESTMENT HOLDINGS by underlying common stock

Principal
 Amount                                                                     Value        % Total
or Shares                                                                  (Note 1)     Net Assets
---------                                                                  ----------   ----------
2,015,000  Time Warner, Inc.                                               $3,671,250      3.5%
            A media company with operations in entertainment, cable
            networks and publishing.
            (exchangeable from Houston Industries 7% due 2000 and
            Merrill Lynch 0.25% due 2004)

1,000,000  Lucent Technologies, Inc.                                        3,272,500     3.2
            Designer, developer and manufacturer of communications
            systems, software and products.
            (exchangeable from NatWest Markets 0% due 2003)

3,000,000  Cable and Wireless Communications plc                            3,153,750     3.0
            An integrated telecommunications company operating
            throughout the United Kingdom, as well as a provider of
            television and Internet services.
            (exchangeable from Bell Atlantic Financial 4 1/4% due 2005)

3,000,000  Telecom Corp. of New Zealand                                     3,043,125     2.9
            The principal supplier of telecommunications in New Zealand.
            (exchangeable from Bell Atlantic Financial 5 3/4% due 2003)

2,200,000  General Electric Corp.                                           2,690,750     2.6
            Develops and manufactures products for the utilization of
            electricity. GE also offers financial services through GE Capital
            Services, Inc. and owns the National Broadcasting Company.
            (exchangeable from CS First Boston 21/4% due 2003 and
            Exch. Certificate 1 1/4% due 2004)

   20,000  BankAmerica Corp.                                                2,140,000     2.1
            Provides retail banking and financial services throughout the
            United States.
            (exchangeable from Jefferson-Pilot 7 1/4% due 2000)

   31,500  Vodafone AirTouch plc                                            2,109,750     2.0
            International provider of mobile telecommunications, cellular telephone, paging and personal communications services.
            (exchangeable from MediaOne Group, Inc. 6 1/4% due 2001
            and 7% due 2002)

1,500,000  Clear Channel Communications, Inc.                               2,099,063     2.0
            A diversified media company with operations in broadcasting and outdoor advertising.

  895,000  AES Corp.                                                        2,047,188     2.0
            Owns or has an interest in ninety-four power facilities through-
            out the world.

3,500,000  Hewlett-Packard Company                                          2,016,875     1.9
            Designs, manufactures and services products for measurement,  ----------- -----------
            computation and communications. The Company's products
            include computers, workstations and printers.

           Total                                                          $26,244,251     25.2%
                                                                          =========== ===========

MAJOR INDUSTRY EXPOSURE
                                                  % Total
                                                  Net Assets
                                                  ----------
Technology.......................................   13.27%
Telecommunications...............................   13.27
Energy...........................................   11.31
Entertainment....................................    9.08
Health Care & Drugs..............................    8.44
Banking..........................................    7.10
Retail...........................................    6.84
Financial & Insurance............................    5.21
Cable............................................    4.23
Data-Processing Services.........................    2.80
                                                 ----------
Total............................................  81.55%

---------------------------------------------------------------

MAJOR PORTFOLIO CHANGES by underlying common stock
Three months ended October 31, 1999
                                                Principal
                                                 Amount
                                                or Shares
                                               ----------
ADDITIONS
AES Corp.......................................    20,000
 (convertible from AES Trust III)
Amgen, Inc.....................................   196,469
 (exchangeable from TARGETS Trust IV)
Cable and Wireless Communications plc.......... 2,000,000
 (exchangeable from Bell Atlantic Financial)
Caremark Rx, Inc...............................    20,000
 (exchangeable from Caremark Rx Capital Trust)
Chevron Corp................................... 1,000,000
Cox Communications, Inc........................    20,000
EOG Resources, Inc.............................    70,000
 (convertible from Enron Corp.)
Level 3 Communications, Inc.................... 1,500,000
Office Depot, Inc.............................. 2,000,000
Siebel Systems, Inc............................ 1,000,000
STMicroelectronics, N.V........................ 1,200,000
Vodafone AirTouch plc..........................    20,000
 (exchangeable from MediaOne Group, Inc.)

REDUCTIONS
AES Corp.......................................   875,000
Allstate Corp.................................. 1,000,000
 (exchangeable from Credit Suisse First Boston
  Corp.)
Boeing Company.................................    33,474
Fleetwood Enterprises, Inc.....................    40,000
 (convertible from Fleetwood Capital Trust)
HealthSouth Corp............................... 1,250,000
Interstate Bakeries Corp.......................    20,000
 (exchangeable from Ralston Purina Company)
Merck & Co., Inc............................... 1,000,000
 (exchangeable from Republic National Bank
  of NY)
Morgan Stanley Dean Witter technology note..... 1,000,000
 (CSCO, EDS, HWP, INTC, MSFT & ORCL)
NTL Communications Corp........................ 1,750,000
Robbins & Myers, Inc........................... 1,160,000
VLSI Technology, Inc........................... 1,250,000

---------------------------------------------------------------

PORTFOLIO OF INVESTMENTS           October 31, 1999

 Principal
  Amount                                                                                       Identified       Value
 or Shares                                                                                        Cost        (Note 1)
-----------                                                                                    -----------   -----------
                ADVERTISING--1.4%
 $1,500,000     Interpublic Group Cos., Inc. 1.87% 2006 cv. sub. deb. 144A(NR)................. $1,301,480    $1,404,375
                                                                                               -----------   -----------
                AEROSPACE--1.5%
    350,000     Orbital Sciences Corp. 5% 2002 cv. sub. notes 144A (Caa1)......................    350,000       278,250
    125,000     Orbital Sciences Corp. 5% 2002 cv. sub. notes (Caa1)...........................    122,656        99,375
    925,000     Simula, Inc. 8% 2004 sr. cv. sub. notes (NR)...................................    936,875       638,250
    705,000     SPACEHAB, Inc. 8% 2007 cv. sub. notes 144A (NR)................................    706,450       521,700
                                                                                               -----------   -----------
                                                                                                 2,115,981     1,537,575
                                                                                               -----------   -----------
                AUTOMOTIVE--0.6%
    750,000     Standard Motor Products, Inc. 6 3/4% 2009 cv. sub. deb. (B1)...................    750,000       605,625
                                                                                               -----------   -----------
                BANKING--7.1%
     50,000 shs CNB Capital Trust I 6% SPuRS (Baa2)
                 (exch. for CNB Bancshares, Inc. common stock).................................  1,253,063     1,725,000
     40,000 shs National Australia Bank Ltd. 7 7/8% exch. capital units (A1)...................  1,038,700     1,127,500
     40,000 shs WBK Trust 10% STRYPES * (NR)
                 (exch. for Westpac Banking Corp., Ltd. common stock)..........................  1,163,133     1,200,000
  1,665,000     BankAtlantic Bancorp 5 5/8% 2007 cv. sub. deb. (NR)............................  1,898,313     1,177,988
     20,000     Jefferson-Pilot Corp. 7 1/4% 2000 ACES-a * (A1)
                 (exch. for BankAmerica Corp. common stock)....................................  1,720,850     2,140,000
                                                                                               -----------   -----------
                                                                                                 7,074,059     7,370,488
                                                                                               -----------   -----------
                CABLE--4.2%
     20,000 shs Cox Communications, Inc. 7% FELINE PRIDES * (Baa2).............................  1,000,000     1,240,000
  1,000,000     Bell Atlantic Financial Services, Inc. 4 1/4% 2005 cv. sub. deb. 144A (A1)
                 (exch. for cash equiv. of Cable & Wireless Communications plc
                 common stock).................................................................  1,024,332     1,051,250
  2,000,000     Bell Atlantic Financial Services, Inc. 4 1/4% 2005 euro. cv. sub. deb. (A1)
                 (exch. for cash equiv. of Cable & Wireless Communications plc
                 common stock).................................................................  2,235,080     2,102,500
                                                                                               -----------   -----------
                                                                                                 4,259,412     4,393,750
                                                                                               -----------   -----------
                CAPITAL GOODS--2.6%
  1,700,000     CS First Boston, Inc. 2 1/4% 2003 sr. medium-term exch. notes (A1)
                 (exch. for General Electric Corp. common stock)...............................  1,700,000     2,184,500
    500,000     Exchangeable Certificate Corp. 1 1/4% 2004 sr. medium-term exch. notes 144A
                  (AAA)(exch. for General Electric Corp. common stock).........................    482,242       506,250
                                                                                               -----------   -----------
                                                                                                 2,182,242     2,690,750
                                                                                               -----------   -----------
                CONSUMER GOODS--0.7%
     17,500 shs Newell Financial Trust I 5 1/4% QUIPS 144A (A3)
                 (conv. into Newell Rubbermaid, Inc. common stock).............................    878,750       760,150
                                                                                               -----------   -----------
                DATA-PROCESSING SERVICES--2.8%
  1,100,000     American Express Credit Corp. 1 1/8% 2003 cash exch. notes (Aa3)...............  1,056,759     1,456,125
  1,750,000     National Data Corp. 5% 2003 cv. sub. notes (Ba3)...............................  1,746,875     1,454,688
                                                                                               -----------   -----------
                                                                                                 2,803,634     2,910,813
                                                                                               -----------   -----------
                ELECTRIC UTILITIES--1.8%
     20,000 shs NiSource, Inc. 7 3/4% PIES-b * (Baa1)..........................................  1,000,000       822,500
     20,000 shs Texas Utilities Co. 9 1/4% FELINE PRIDES * (Baa2)..............................  1,029,788     1,016,250
                                                                                               -----------   -----------
                                                                                                 2,029,788     1,838,750
                                                                                               -----------   -----------
                ENERGY--11.3%
     20,000 shs AES Trust III $3.375 trust cv. pfd. securities (Ba3)
                 (conv. into AES Corp. common stock)...........................................  1,000,000     1,012,500
     27,500 shs Apache Corp. $2.015 dep. shs. repstg. series C ACES-b pfd. *(Baa2).............    906,078       983,125
     25,000 shs CMS Energy Corp. 8 3/4% adj. cv. trust securities * (B2).......................  1,037,500       962,500
     40,000 shs The Coastal Corp. 6 5/8% FELINE PRIDES * (Baa2)................................  1,000,000     1,060,000

Principal
  Amount                                                                                        Identified      Value
 or Shares                                                                                        Cost         (Note 1)
-----------                                                                                    -----------   -----------
                ENERGY--continued
   $875,000     AES Corp. 4 1/2% 2005 cv. jr. sub. deb. (B1)...................................   $875,000    $1,034,688
  1,000,000     Devon Energy Corp. 4.95% 2008 cv. sub. deb. (Baa2)
                 (conv. into Chevron Corp. common stock).......................................    995,000     1,013,750
  1,450,000     Diamond Offshore Drilling, Inc. 3 3/4% 2007 cv. sub. notes (Baa1)..............  1,489,875     1,482,625
     70,000     Enron Corp. 7% 2002 exch. notes * (Baa)
                 (conv. into EOG Resources, Inc. common stock).................................  1,546,940     1,505,000
     45,000     Kerr-McGee Corp. 5 1/2% 2004 DECS * (Baa1)
                 (exch. for Devon Energy Corp. common stock)...................................  1,493,438     1,693,125
  1,000,000     Swiss Life Financial Ltd. 2% 2005 GEMMS 144A (NR)
                 (exch. for Royal Dutch Petroleum common stock)................................  1,024,309       991,250
                                                                                               -----------   -----------
                                                                                                11,368,140    11,738,563
                                                                                               -----------   -----------
                ENTERTAINMENT--9.1%
     15,000 shs Houston Industries, Inc. 7% 2000 ACES-a * (Baa1)
                 (exch. for Time Warner, Inc. common stock)....................................    863,042     1,721,250
     20,000 shs UnitedGlobalCom dep. shs. repstg. 7% series C sr. cum. cv. pfd. 144A (NR)......  1,006,250     1,205,000
    500,000     At Home Corp. 0.5246% 2018 cv. sub. deb. 144A (NR).............................    410,770       294,375
    100,000     At Home Corp. 0.5246% 2018 cv. sub. deb. (NR)..................................     65,831        58,875
  1,500,000     Clear Channel Communications, Inc. 2 5/8% 2003 sr. cv. notes (Baa3)............  1,500,000     2,099,063
  1,000,000     Imax Corp. 5 3/4% 2003 cv. sub. notes 144A (B1)................................  1,000,000     1,108,125
  2,000,000     Merrill Lynch & Co., Inc. 0.25% 2006 series B medium-term notes
                (Aa3) (exch. for Time Warner, Inc. common stock)...............................  2,000,000     1,950,000
     20,000     The Seagram Co. Ltd. 7 1/2% 2002 adj. cv.-rate equity security
                units * (Ba2)..................................................................  1,002,500       988,750
                                                                                               -----------   -----------
                                                                                                 7,848,393     9,425,438
                                                                                               -----------   -----------
                FINANCIAL & INSURANCE--5.2%
     13,000 shs American General Delaware, L.L.C. 6% cv. A MIPS (A2)...........................    658,455     1,197,625
     20,000 shs Frontier Financing Trust 6 1/4% cv. trust originated pfd. 144A (Ba2)
                 (conv. into Frontier Insurance Group, Inc. common stock)......................  1,046,875       630,000
  1,000,000     American International Group 2 1/4% 2004 cv. notes (Aaa).......................  1,163,750     1,512,500
    625,000     Penn Treaty American Corp. 6 1/4% 2003 cv. sub. notes (BB+)....................    605,938       540,625
  1,375,000     Penn Treaty American Corp. 6 1/4% 2003 cv. sub. notes 144A (BB+)...............  1,406,875     1,189,375
     10,730     Southwest Securities Group, Inc. 5% 2004 DARTS * (NR)
                 (exch. for Knight/Trimark Group, Inc. Class A common stock)...................    608,257       332,630
                                                                                               -----------   -----------
                                                                                                 5,490,150     5,402,755
                                                                                               -----------   -----------
                HEALTH CARE & DRUGS--8.4%
    378,000     Athena Neurosciences, Inc. 4 3/4% 2004 cv. sub. notes (Baa3)
                 (exch. for ADR's representing Elan Corp., plc common stock)...................    366,188       372,330
  2,000,000     The Bear Stearns Cos., Inc. 1% 2006 medium-term notes (A2)
                 (conv. into an index comprised of Merck & Co., Inc. and Pfizer, Inc.
                 common stocks)................................................................  2,000,000     1,760,000
  2,250,000     Elan Finance Corp. 0% 2018 LYON 144A (Baa3)
                 (exch. for ADR's representing Elan Corp., plc common stock)...................  1,218,939     1,122,188
    900,000     Merrill Lynch & Co., Inc. 1% 2003 euro medium-term notes (Aa3)
                 (cv. into Novartis AG common stock)...........................................    898,875       776,250
  2,500,000     Roche Holdings, Inc. 0% 2010 LYON 144A (NR)....................................  1,326,581     1,521,875
  1,000,000     Sepracor, Inc. 7% 2005 cv. notes 144A (CCC+)...................................  1,000,000       963,750
    250,000     Sepracor, Inc. 7% 2005 cv. notes (CCC+)........................................    228,750       240,938
  1,000,000     Swiss Life Financial Ltd. 2% 2003 GEMMS 144A (NR)
                 (exch. for Glaxo Wellcome plc common stock)...................................  1,038,474     1,006,250
     98,469     TARGETS Trust IV 5% exch. notes * (NR)
                 (exch. for Amgen, Inc. common stock)..........................................  1,002,384       996,999
                                                                                               -----------   -----------
                                                                                                 9,080,191     8,760,580
                                                                                               -----------   -----------

<PAGE 8>

Portfolio of Investments October 31, 1999 (continued)

 Principal
  Amount                                                                                       Identified       Value
 or Shares                                                                                        Cost        (Note 1)
-----------                                                                                    -----------   -----------
                PAPER & PAPER PRODUCTS--1.3%
    $30,000     Georgia-Pacific Corp. 7 1/2% 2002  PEPS * (Baa2)............................... $1,436,750    $1,297,500
                                                                                               -----------   -----------
                RETAIL--6.8%
     32,500 shs Dollar General Trust 8 1/2% STRYPES * (NR)
                 (conv. into Dollar General Corp. common stock)................................  1,152,806     1,247,188
     12,300 shs Estee Lauder Trust 61/4% TRACES II * (NR)
                 (conv. into Estee Lauder Companies, Inc. common stock)........................  1,037,700     1,103,541
     21,699 shs The Home Depot, Inc. common stock..............................................    504,235     1,638,275
    500,000     Amazon.com, Inc. 4 3/4% 2009 cv. sub. notes 144A (Caa3)........................    500,000       532,500
  1,000,000     Costco Companies, Inc. 0% 2017 cv. sub. notes 144A (A3)........................    551,176       950,000
  1,000,000     Costco Companies, Inc. 0% 2017 cv. sub. notes (A3).............................    811,942       950,000
  1,000,000     Office Depot, Inc. 0% 2007 LYON (Baa2).........................................    661,101       675,000
                                                                                               -----------   -----------
                                                                                                 5,218,960     7,096,504
                                                                                               -----------   -----------
                STAFFING SERVICES--1.1%
  1,500,000     Interim Services, Inc. 4 1/2% 2005 cv. sub. deb. (Ba3).........................  1,422,500     1,185,000
                                                                                               -----------   -----------
                TECHNOLOGY--13.3%
      7,500 shs PSINet, Inc. 6 3/4% cv. pfd. C (Caa)...........................................    375,000       302,813
  1,000,000     Citrix Systems, Inc. 0% 2019 cv. sub. deb. 144A (NR)...........................    367,208       505,000
  1,500,000     CS First Boston, Inc. 1% 2006 medium-term exch. notes (A1)
                 (exch. for Microsoft Corp. common stock)......................................  1,500,000     1,456,875
  3,500,000     Hewlett-Packard Co. 0% 2017 LYON 144A (Aa3)....................................  2,008,135     2,016,875
    250,000     Lattice Semiconductor Corp. 4 3/4% 2006 cv. sub. notes. 144A (NR)..............    250,000       270,938
    250,000     MindSpring Enterprises, Inc. 5% 2006 cv. sub. notes (B3).......................    250,000       241,094
  1,000,000     NatWest Markets 0% 2003 exch. trust securities 144A + (NR)
                 (exch. for Lucent Technologies, Inc. common stock)............................    970,300     3,272,500
  1,000,000     Sanmina Corp. 4 1/4% 2004 cv. sub. notes 144A (B+).............................  1,073,750     1,228,750
  1,000,000     Siebel Systems, Inc. 5 1/2% 2006 cv. sub. notes. 144A (NR).....................  1,002,813     1,380,625
  1,200,000     STMicroelectronics, N.V. 0% 2009 LYON (Baa1)...................................    979,710     1,089,000
  1,000,000     Tekelec 3 1/4% 2004 cv. sub. discount notes 144A (NR)..........................    853,540       877,500
     11,000     Times Mirror Company 4 1/4% 2001 PEPS * (A1)
                 (exch. for America Online, Inc. common stock).................................    393,910     1,133,000
                                                                                               -----------   -----------
                                                                                                10,024,366    13,774,970
                                                                                               -----------   -----------
                TELECOMMUNICATIONS--13.3%
     20,000 shs Globalstar Communications, Ltd. 8% cv. pfd. 144A (Caa2)........................  1,000,000     1,060,000
  3,000,000     Bell Atlantic Financial Services, Inc. 5 3/4% 2003 sr. exch. notes 144A (A1)
                 (exch. for cash equiv. Telecom Corp. of New Zealand common stock).............  3,164,441     3,043,125
    500,000     CoreComm, Ltd. 6% 2006 cv. sub. notes 144A (NR)................................    500,000       568,750
  1,000,000     Exchangeable Certificate Corp. 0.25% 2006 medium-term exch. notes 144A (AAA)
                (exch. for specific telephone and cable common stocks) ++......................  1,000,000     1,021,250
  1,500,000     Level 3 Communications, Inc. 6% 2009 cv. sr. notes (Caa1)......................  1,500,000     1,832,813
     11,500     MediaOne Group, Inc. 6 1/4% 2001 PIES-a * (BBB)
                 (exch. for ADR's representing Vodafone AirTouch plc common stock).............    668,438     1,196,000
     20,000     MediaOne Group, Inc. 7% 2001 PIES-a * (BBB)
                 (exch. for ADR's representing Vodafone AirTouch plc common stock).............    868,750       913,750
  1,000,000     Nextel Communications, Inc. 4 3/4% 2007 cv. sr. notes 144A (B1)................  1,000,000     1,936,250
  1,000,000     Telefonos De Mexico, S.A. 4 1/4% cv. sr. deb. (BB).............................  1,000,000     1,052,500
  1,250,000     UBS AG 1 1/2% 2006 exch. notes (Aa1)
                 (exch. for AT&T Corp. common stock)...........................................  1,250,000     1,146,875
                                                                                               -----------   -----------
                                                                                                11,951,629    13,771,313
                                                                                               -----------   -----------

<PAGE 9>
Portfolio of Investments October 31, 1999 (continued)

 Principal                                                                                     Identified       Value
  Amount                                                                                          Cost        (Note 1)
-----------                                                                                    -----------   -----------
    $17,000     U.S. TREASURY NOTES--0.0%
                4 7/8% 3/31/01 **..............................................................    $16,971       $16,809
                                                                                               -----------   -----------
                CORPORATE SHORT-TERM NOTES--1.5%
  8,600,000     American Express Credit Corp. (P1)
                (5.22% maturing 11/1/99).......................................................  8,596,259     8,596,259
                                                                                               -----------   -----------

                Total Convertible Bonds and Notes--71.3%....................................... 68,302,021    73,966,491
                Total Convertible Preferred Stocks--19.6%...................................... 18,447,140    20,376,942
                Total Common Stocks--1.6%......................................................    504,235    20,376,942
                Total Corporate Short-Term Notes--8.3%.........................................  8,596,259     8,596,259
                                                                                               -----------  ------------
                Total Investments--100.8%......................................................$95,849,655   104,577,967
                                                                                               ===========  ------------
                Other assets and liabilities, net--(0.8)%......................................                 (787,154)
                                                                                                            ------------
                Total Net Assets--100.0%.......................................................             $103,790,813
                                                                                                            ============

*  See Note 1(e)
+  Guaranteed by National Westminster Bank plc
++ Ticker symbols: CSCO, CMCSK, TWX, IBM, LMGa and WCOM
** Collateral for a letter of credit

ACES-a          Automatic Common Exchange Securities
ACES-b          Automatically Convertible Equity Securities
ADR             American Depositary Receipts
DARTS           Derivative Adjustable Ratio Securities
DECS            Debt Exchangeable for Common Stock
FELINE          Family of Equity-Linked Income Securities
GEMMS           Guaranteed Exchangeable Monetisation of Multiple Shares
LYON            Liquid Yield Option Note
MIPS            Monthly Income Preferred Securities
PEPS            Premium Equity Participating Securities
PIES-a          Premium Income Exchangeable Securities
PIES-b          Premium Income Equity Securities
PRIDES          Preferred Redeemable Increased Dividend Equity Securities
QUIPS           Quarterly Income Preferred Securities
SPuRS           Shared Preference Redeemable Securities
STRYPES         Structured Yield Product Exchangeable for Stock
TARGETS         Targeted Growth Enhanced Terms Securities
TRACES          Trust Automatic Common Exchange Securities

Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's, a division of McGraw-Hill Companies, Inc., have been obtained from sources believed to be reliable but have not been audited by PricewaterhouseCoopers LLP.

The cost of investments for federal income tax purposes is $95,849,655 resulting in gross unrealized appreciation and depreciation of $13,484,294 and $4,755,982, respectively, or net unrealized appreciation of $8,728,312 on a tax cost basis.


                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
                                                         October 31, 1999
                                                         ----------------
ASSETS:
   Investments at value (cost $95,849,655) (Note 1)......... $104,577,967
   Cash.....................................................      386,086
   Receivable for securities sold...........................    1,177,698
   Dividends and interest receivable........................      619,444
   Other assets.............................................       23,116
                                                             ------------
   Total assets.............................................  106,784,311
                                                             ------------
LIABILITIES:
   Payable for securities purchased.........................    2,892,447
   Accrued management fee (Note 2)..........................       63,133
   Accrued expenses ........................................       37,918
                                                             ------------
   Total liabilities .......................................    2,993,498
                                                             ------------
NET ASSETS ................................................. $103,790,813
                                                             ============
NET ASSETS CONSIST OF:
   Undistributed net investment income ..................... $    682,203
   Undistributed net realized gain from investment
      transactions .........................................   10,980,668
   Unrealized appreciation on investments ..................    8,728,312
   Capital shares (Note 3)..................................       37,948
   Additional paid-in capital ..............................   83,361,682
                                                             ------------
NET ASSETS ................................................. $103,790,813
                                                             ============
Net asset value per share
 ($103,790,813 / 3,794,777 outstanding shares                $      27.35
                                                             ============

------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended October 31, 1999
INVESTMENT INCOME (NOTE 1):
   Interest ................................................  $ 2,764,922
   Dividends ...............................................    1,314,681
                                                              -----------
      Total Income .........................................    4,079,603
                                                              -----------
EXPENSES (NOTE 2):
   Management fee ..........................................      749,024
   Custodian ...............................................       36,578
   Transfer agent ..........................................       52,705
   Professional fees .......................................       66,780
   Directors' fees .........................................       71,550
   Reports to shareholders .................................       34,111
   Treasurer's office ......................................       25,000
   Other ...................................................       79,313
                                                              -----------
      Total Expenses .......................................    1,115,061
                                                              -----------
NET INVESTMENT INCOME ......................................    2,964,542
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain from investment transactions ..........   10,993,709
   Net increase in unrealized appreciation of investments ..    2,228,213
                                                              -----------
   Net gain on investments .................................   13,221,922
                                                              -----------
   Net Increase in Net Assets Resulting from Operations ....  $16,186,464
                                                              ===========

            See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended October 31, 1999 and 1998
                                                                      1999           1998
                                                                  ------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income ......................................... $  2,964,542   $  3,031,193
  Net realized gain from investment transactions ................   10,993,709     10,224,916
  Net change in unrealized appreciation of investments ..........    2,228,213     (9,493,576)
                                                                  ------------   ------------
     Net change in net assets resulting from operations .........   16,186,464      3,762,533
                                                                  ------------   ------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income .........................................   (2,912,846)    (2,981,861)
  Net realized gain on investments ..............................  (10,224,306)   (11,271,015)
                                                                  ------------   ------------
     Total dividends ............................................  (13,137,152)   (14,252,876)
                                                                  ------------   ------------
CAPITAL SHARE TRANSACTIONS (NOTE 3) .............................    7,308,248      7,736,436
                                                                  ------------   ------------
CHANGE IN NET ASSETS ............................................   10,357,560     (2,753,907)

Net assets at beginning of year .................................   93,433,253     96,187,160
                                                                  ------------   ------------
NET ASSETS AT END OF YEAR (including undistributed net investment
income of $682,203 and $630,505, respectively)................... $103,790,813   $ 93,433,253
                                                                  ============   ============

------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding:

                                                        YEARS ENDED October 31,
                                       --------------------------------------------------------
Per Share Operating Performance:        1999      1998      1997      1996      1995       1994
                                       ------    ------    ------    ------    ------    ------
Net asset value, beginning of period . $26.89    $30.48    $28.23    $24.84    $23.11    $25.00
                                       ------    ------    ------    ------    ------    ------
Net investment income                    0.78      0.87      0.94      0.96      1.14      1.20
Net realized and unrealized gain (loss)  3.40     (0.01)     4.55      4.19      2.30     (1.18)
                                       ------    ------    ------    ------    ------    ------
  Total from investment operations ...   4.18     (0.86)     5.49      5.15      3.44     (0.02)
Less Distributions:
Dividends from net investment income .  (0.78)    (0.88)    (0.93)    (1.11)    (1.17)    (1.24)
Distributions from realized gains ....  (2.94)    (3.57)    (2.31)    (0.65)    (0.54)    (0.67)
                                       ------    ------    ------    ------    ------    ------
  Total distributions ................  (3.72)    (4.45)    (3.24)    (1.76)    (1.71)    (1.91)
                                       ------    ------    ------    ------    ------    ------
Net asset value, end of period ....... $27.35    $26.89    $30.48    $28.23    $24.84    $23.11
                                       ======    ======    ======    ======    ======    ======
Market value, end of period .........  $22.25    $26.75    $26.81    $23.88    $22.25    $20.13
Net assets, end of period ($000's) .. 103,791    93,433    96,187    83,302    71,425    64,551
Total Investment Return:
  Based on net asset value* .........   16.36%     3.16%    21.18%    21.55%    15.79%     0.18%
  Based on market value+               (2.96)%    18.17%    28.19%    15.65%    20.17%   (4.88)%
Ratios/Supplemental Data:
Ratio of expenses to average
  net assets ........................     1.1%      1.1%      1.2%      1.2%      1.2%      1.2%
Ratio of net investment income to
  average net assets ................     3.0%      3.1%      3.3%      3.9%      4.9%      5.2%
Portfolio turnover rate .............      72%       55%       71%       70%       43%       39%

* Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
+ Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.

NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies
Bancroft Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

(a)  Security Valuation
Investments in securities traded on a national securities exchange are valued at market using the last reported sales price. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean between closing reported bid and asked prices. Where no closing prices are available, value is determined by management, with the approval of the Board of Directors.

(b)  Securities Transactions and Related Investment Income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest of $18,990 was earned on cash balances held by the custodian of the Fund's assets during the year ended October 31, 1999.

(c)  Federal Income Taxes
It is the policy of the Fund to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

(d)  Dividends and Distributions to Shareholders
The liability for dividends and distributions payable is recorded on the ex-dividend date.

(e)  Market Risk
It is the Fund's policy to invest the majority of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock. The market value of those securities was $23,553,107 at October 31, 1999, representing 22.7% of net assets.

2.  Management Fee and Other Transactions with Affiliates
The management fee is paid to the investment adviser, Davis-Dinsmore Management Company (the "Adviser"). The contract provides for payment of a monthly advisory fee, computed at an annual rate of 3/4 of 1% of the first $100,000,000 and 1/2 of 1% of the excess over $100,000,000 of the Fund's net asset value in such month. The annual fee is subject to reduction to the extent that the ordinary expenses of the Fund (excluding taxes and interest) exceed 1.5% of the first $100,000,000 and 1% of the excess over $100,000,000 of the average of the monthly net asset values of the Fund for the year.

The Adviser furnishes investment advice, office equipment and facilities, and pays the salaries of all executive officers of the Fund, except that the costs associated with personnel and certain non-personnel expenses of the office of the Treasurer up to a maximum of $25,000 a year are reimbursed by the Fund. Such reimbursements amounted to $25,000 for the year ended
October 31, 1999. The officers of the Fund are also directors, officers or employees of the Adviser, and are compensated by the Adviser.

The Fund has adopted a Director deferred compensation arrangement, which allows the Directors to defer the receipt of all or a portion of Director Fees payable on or after October 31, 1998. The amount of these fees will remain an asset of the Fund. The Fund will be obligated to pay these fees, with interest, to the Directors who have elected to defer receipt of their fees on a future date or dates specified by the Directors, or as determined under the terms of the arrangement.

3.  Portfolio Activity
At October 31, 1999 there were 3,794,777 shares of $.01 par value common stock outstanding (9,000,000 shares authorized). During the year ended October 31, 1999, 319,486 shares were issued in connection with reinvestment of dividends from net investment income and capital gains, resulting in an increase in paid-in capital of $7,308,248.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $68,711,549 and $66,912,658, respectively, for the year ended October 31, 1999.

A distribution of $3.080 per share, derived from net investment income of
18.3 cents, short-term realized capital gains on investments of 61.3 cents and long-term realized capital gains on investments of $2.284, was declared on November 8, 1999, payable December 28, 1999 to shareholders of record at the close of business November 24, 1999.

To the Shareholders and Board of Directors of Bancroft Convertible Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets, and the financial highlights, present fairly, in all material respects, the financial position of Bancroft Convertible Growth and Income Fund, Inc. (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
November 19, 1999

MISCELLANEOUS NOTES

THE YEAR 2000 ISSUE

BACKGROUND. Like other investment companies as well as financial and business organizations around the world, the Fund could be adversely affected if the computer systems and embedded technology used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000.

PROGRAMS AND SYSTEMS. The Adviser assessed and tested its internal computer programs and systems in 1998 to ensure these programs and systems will be Year 2000 compliant. The computers used for trading and pricing are Pentium II desktop systems, certified to be Year 2000 compliant by the manufacturer, Dell Computer. The vendors whose accounting software the Adviser uses, Microsoft Corp. and Advent Software, have also supplied the Adviser with statements certifying that their products are now compliant.

In its daily operations, the Adviser relies on electrical power and telephone service to operate its copier, telefax and telephone systems. The power and telephone providers have stated, on their respective websites, that their mission-critical systems were compliant as of mid-1999. Based on statements made by the Adviser's landlord, it is expected that access to the Adviser's offices and the use of its facilities will continue without incident.

SECOND AND THIRD PARTY ISSUES. The Bank of New York, the Fund's custodian, and ChaseMellon Shareholder Services, transfer agent and registrar, have publicly announced (in website statements dated January, 1999), that Year 2000 renovation and testing of mission-critical systems was completed by December 31, 1998, in compliance with requirements set forth by the Federal Financial Institutions Examination Council. In addition, these institutions have programs in place to monitor the status of third party vendors and service providers.

Bloomberg, the Adviser's securities pricing service provider, has not released to the public the audit results of its testing, due to the proprietary nature of their systems.

The Adviser continues to receive updates from each of these and its other outside vendors as they become available.

INVESTMENTS. Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected. For this reason, since 1998 the Adviser has been reviewing public filings and web page disclosures of each issuer and assessing each with respect to Year 2000 compliance. Some of the criteria the Adviser looks at are: costs incurred and estimates of system repair and replacement, whether or not there is a contingency plan prepared, and the status of second and third party issues. The Adviser continues to monitor these disclosures and uses them concurrently with its other methods of evaluating a security's value as an investment vehicle.

The Fund has not incurred any costs to date in the matter of the Year 2000 problem, nor do we expect the Fund to have any in the future.

MOST REASONABLY LIKELY WORST CASE YEAR 2000 SCENARIO FOR THE FUND. Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected. The failure to correct a material Year 2000 problem is perhaps most likely to occur with respect to The Bank of New York, the Fund's custodian, or ChaseMellon Shareholder Services, the Fund's transfer agent and registrar. Although these institutions have made assurances that mission-critical systems are compliant as of 1998 year-end as stated above, they cannot ensure that all the vendors they rely upon are also completely compliant. The effects might include difficulty in the settlement of trades in a timely manner and dividend distribution delays. There is also the possibility that the Fund's fees to these institutions might be increased due to their increased cost of doing business. For the Adviser the problems that might be faced include the lack of telephone and power service needed to perform daily pricing and trading.

Such failures and others could materially and adversely affect the Fund's results of operations, liquidity and financial condition. Due to the general uncertainty inherent in the Year 2000 problem, resulting in part from the uncertainty of the Year 2000 readiness of third parties, the Fund is unable to determine at this time whether the consequences of Year 2000 failures will have a material impact on the Fund's results of operations, liquidity or financial condition.

CONTINGENCY PLAN. Based on the representations made by The Bank of New
York and ChaseMellon, the Fund has not made any contingency plans relating to the receipt of services these institutions provide. The staff members who are responsible for pricing the portfolio and trading own cellular telephones which would be used as backup to contact brokers if the main telephone systems and the Bloomberg pricing service were not available.
The Adviser has purchased a laptop computer and a small generator to charge both the cell phone and laptop computer's batteries. The Adviser has borne the cost of this equipment and intends to review these plans periodically and to update them as circumstances change.
-------------------------------------------------------------------------------
IMPORTANT FACTORS REGARDING FORWARD-LOOKING STATEMENTS
The letter to Shareholders contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements which reflect the intent, belief or expectations of the Company, its management, the Adviser and other service providers regarding the anticipated effect of events, circumstances and trends should be considered forward-looking statements. These forward-looking statements are not guarantees of future performance and there are a number of meaningful factors which could cause the Company's results to vary materially from those indicated by any such statements. Factors which could cause actual results to differ from expectations include, among others, a decline in productivity, a decline in global trading, changes in individuals' savings rates, a decline in productivity or new products, changes in the Federal Reserve Board's monetary policy, an increase in interest rates, inflation or taxes, changes to foreign and domestic markets in general, changes to the market for convertible securities or the inability of the Company's service providers and the companies whose securities the Company buys to resolve any Year 2000 issues.
-------------------------------------------------------------------------------
Additional Services Available to Shareholders of Bancroft
Convertible Fund, Inc.

AUTOMATIC DIVIDEND INVESTMENT PLAN. You may wish to participate in our Automatic Dividend Investment Plan whereby all of the dividends and distributions on your Bancroft shares are automatically invested in additional shares of the Company's stock at the then current market price or net asset value, whichever is lower. When the market price is lower than net asset value, Mellon
Securities Trust Company (the "Bank") will take your dividends or distributions in cash, combine them with those of other Plan participants, and purchase shares in the market and thereby take advantage of the lower commissions on larger purchases. When the net asset value is lower than the market price, the participant will receive shares issued by the Company at net asset value. When the Company makes dividends and distributions payable in cash or at the option of all stockholders in common stock, a participant will receive shares of common stock issued by the Company.
There is no other charge for this service. To join the Plan, fill out and mail the authorization form on the next page.

CASH PAYMENT PLAN. Members of the Dividend Investment Plan
may also wish to participate in our Cash Payment Plan which
provides a convenient and economical means to increase your investment in the Company's shares. The Cash Payment Plan permits you to send cash payments of between $25 to $5,000
per month to the Bank, which will be aggregated with the
funds of other participants, to purchase additional
Bancroft shares. You pay only a service charge (5% of the
amount to be invested with a maximum of $3.00 per
transaction) plus your proportionate share of the brokerage commission which is typically at a savings because your funds are combined with others to take advantage of the
reduced commission on larger purchases.
--------------------------------------------------------------------
Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of Bancroft Convertible Fund, Inc. Common Stock from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

                Bancroft Convertible Fund, Inc.
             Automatic Dividend Investment Plan
                     Authorization Form

c/o ChaseMellon Shareholder Services
Investment Services
P.O. Box 3316,
South Hackensack, NJ 07606

Dear Sirs:

I hold stock certificates, registered in my name, for......................
shares of Common Stock of Bancroft Convertible Fund, Inc. (the "Company").

I wish to invest all the dividends and distributions paid by the Company on my shares automatically in additional shares from the date hereof until this arrangement is terminated as stated below.

Authorization

You are authorized to act as my agent as follows:

A. Establish an Account in my name.

B. Take into my Account all dividends and distributions paid by the Company on all its Common Stock held in my name now or in the future and on all additional shares of the Company (including fractions) held by you in my Account.

C. Whenever the Company declares a dividend or distribution payable in cash or, at the option of all its shareholders, in Common Stock of the Company at market price or net asset value, whichever is lower, take the dividend or distribution in Common Stock.

D. Whenever the Company declares a dividend or distribution payable in cash or, at the option of the shareholders for whom you act as agent under the Plan, in the Company's Common Stock at net asset value, take the dividend or distribution in Common Stock if the net asset value as determined by the Company as of the close of business on the last trading day preceding the date of payment is lower then (1) the asked price of the Company's Common Stock in the over-the-counter market, as reported by the National Quotation Bureau, if the Common Stock is not listed on a national securities exchange, or (2) the closing market price of the Common Stock on a national securities exchange, on that trading day, plus brokerage commissions, if the Company's Common Stock is listed on such exchange. If the market price is lower, take the dividend or distribution in cash and add it to my Account.

E. As soon as practicable after each cash payment is made to my Account, use the funds in my Account to buy in the over-the-counter market or on a national securities exchange, as the case may be, as many additional full shares of the Company's Common Stock as possible, plus a fractional interest in one share computed to four decimal places.

F. You may mingle the cash in my Account with similar funds of other shareholders of the Company for whom you act as agent under the Plan. The cost of the shares and fractional interest you buy for my Account in connection with a particular dividend or distribution shall be determined by the average cost per share, including brokerage commission, of all shares bought by you for all shareholders for whom you act under the Plan in connection with that dividend or distribution.

G. Whenever you receive or purchase shares or fractional interests for my Account, you will send me confirmation of the transaction as soon as practicable. You will hold such shares and fractional interests as my agent in your name or the name of your nominee. Do not send me stock certificates for full shares until I so request in writing or until my Account is terminated as stated below. You will vote any shares so held for me in accordance with any proxy returned to the Company by me in respect of the shares of which I am a record owner.

H. I understand that there is presently no service charge for your serving as my agent and maintaining my Account. You may, however, charge me for extra services performed at my request. I further understand that the Company reserves the right to amend the Plan in the future to impose a service charge. You will be liable only for willful misconduct or gross negligence in acting as my agent under the Plan.
                           (over)

	Name and Address

My name as shown on my Common Stock certificate or certificates
(including all names if more than one) and my address, are as follows:

Please Print:
NAME OR NAMES.........................................................

NUMBER AND STREET.....................................................

CITY, STATE AND ZIP CODE..............................................

Stock Certificates

I understand that if I hold more than one Common Stock certificate registered in similar but not identical names or if more than one address is shown for me on the Company's Common Stock records, all my shares of Common Stock must be put into the same name and address prior to signing this authorization if all of them are to be covered by one Account. I understand that additional shares subsequently acquired by me otherwise than through the Plan will be covered by my Account if and when they are registered in the same name and address as the shares in my Account.

Income Tax

I understand that participation in the Plan for automatic investment of dividends and distributions does not relieve me of any income tax which may be payable by me on such dividends and distributions.

Amendments and Change of Agent.

I understand that the Company may amend the terms of the Plan and reserves the right to change the agent which acts for all participants in the Plan at any time by giving written notice thereof to each participant at his address as shown on your records. Any such change shall be effective as to all dividends and distributions payable to shareholders of record on any date more than 30 days after mailing of such notice. Further, I understand that the Company in connection with any dividend or distribution will change the price at which shares of its Common Stock are issued to participants in the Plan if the net asset value of the shares is less than 95% of the fair market value of such shares on the last trading day preceding the payment date of any distribution of net investment income or net capital gain, unless the Board obtains a legal opinion from independent counsel that the purchase of shares at net asset value under these circumstances will not have a material adverse effect upon the federal income tax liability of the Company. The Board may not authorize issuance of shares offered to Plan participants only, if such issuance is at a price less than net asset value, without the prior specific approval of the Company's stockholders or of the Securities and Exchange Commission.

Termination

I may terminate this authorization and my Account at any time by delivering written notice to you, such termination to be effective as to all dividends and distributions payable to shareholders of record on any date more than 15 days after receipt of such notice by you. I understand that you or the Company may terminate all authorizations for any reason at any time by sending written notice addressed to participants at their addresses as shown on your records, such termination to be effective as to all dividends and distributions payable to shareholders of record on any date more than 30 days after mailing of such notice. I understand you will terminate my Account if you are informed of the transfer of all shares of the Company's Common Stock registered in my name. Following the date of termination, you shall send me at my address shown on your records a stock certificate or certificates for the full shares held by you in my Account and a check for the value of any fractional interest in my Account based on the market price of the Company's Common Stock on that date.


Signature(s).....................................  Date................

            .....................................
Note: If shares are in more than one name, all must sign.
                        (over)

BOARD OF DIRECTORS

GORDON F. AHALT               Petroleum Consultant
WILLIAM A. BENTON             Retired Stock Exchange Specialist
ELIZABETH C. BOGAN            Senior Lecturer in Economics at
                              Princeton University
THOMAS H. DINSMORE, C.F.A.    Chairman of the Board of Bancroft
DONALD M. HALSTED, JR.        Investor
GEORGE R. LIEBERMAN           Retired Advertising Executive
DUNCAN O. MCKEE               Retired Attorney
JANE D. O'KEEFFE              President of Bancroft
NICOLAS W. PLATT              Public Relations Executive

OFFICERS

THOMAS H. DINSMORE            Chairman of the Board
JANE D. O'KEEFFE              President
SIGMUND LEVINE                Senior Vice President and Secretary
H. TUCKER LAKE                Vice President, Trading
GERMAINE M. ORTIZ             Assistant Vice President
GARY I. LEVINE                Treasurer and Assistant Secretary
MERCEDES A. PIERRE            Assistant Treasurer

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Investment Advisor
Davis-Dinsmore Management Company
65 Madison Avenue, Morristown, NJ 07960-7308
(973) 631-1177
http://www.bcvecf.com
email: info@bcvecf.com

Shareholder Services and Transfer Agent
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road, Ridgefield Park, NJ 07660
(800) 851-9677
http://www.cmssonline.com

Common Stock Listing
American Stock Exchange Symbol: BCV

                    Bancroft Convertible Fund, Inc.
                          65 MADISON AVENUE
                     MORRISTOWN, NEW JERSEY 07960

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